UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

FREQUENCY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39062	47-2324450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Hayden Avenue, Suite 300

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 315-4600

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FREQ	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 9, 2021, Frequency Therapeutics, Inc. (the “Company”) posted an updated corporate slide presentation in the “Investors & Media” portion of its website at www.frequencytx.com. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On December 9, 2021, the Company announced the results from its FX-322-113 study, a placebo-controlled trial evaluating the administration of FX-322 in subjects with severe sensorineural hearing loss (SNHL). In the study, FX-322 was associated with a hearing signal as shown by improvements by four subjects in a sentence-in-noise test.

FX-322-113 is a double-blind, placebo-controlled Phase 1b study designed to assess the local and systemic safety of a single dose of FX-322, and to evaluate hearing responses in a cohort of individuals with severe SNHL (pure tone average deficit between 71-90 decibel (dB) hearing level), a patient population that may have considerable damage to their inner ears and where cochlear implants may be the only potential intervention to improve hearing. Subjects were randomized 4:1 and received either FX-322 or placebo in one ear. Safety, otologic and audiologic assessments were conducted at days 30 and 90 following administration of FX-322 or placebo.

To gain a more comprehensive understanding of the potential impact of FX-322 in this population, the Company evaluated hearing function using multiple tests of speech perception in both quiet and noisy backgrounds, including the Bamford-Kowal-Bench Sentence-in-Noise exam (BKB-SIN). BKB-SIN is a validated test designed for severe SNHL populations (including cochlear implant patients), measuring the change in signal-to-noise ratios (SNR) required for a subject to correctly repeat words in a sentence.

In the FX-322-113 study, BKB-SIN test improvements were observed in four subjects, all of whom exceeded the 95 percent critical difference of 3.1dB SNR, with two subjects showing a 6dB response. A single placebo patient had a 3.6dB change. In the study, subjects did not show substantial changes in speech perception measures in quiet, the safety profile in the study was favorable and there were no treatment-related serious adverse events reported.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the interpretation and implication of the results and learnings of FX-322-113.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company’s ongoing and planned clinical trials, research and development and manufacturing activities; the Company has incurred and will continue to incur significant losses and is not and may never be profitable; the Company’s need for additional funding to complete development and commercialization of any product candidate; the Company’s dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; the Company’s limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; ability to seek and receive Breakthrough Therapy designation for FX-322; the Company’s ability to enroll and retain patients in clinical trials; costly and damaging litigation, including related to product liability or intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with changing laws and regulations, including healthcare and environmental, health, data privacy and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property rights covering product candidates; security breaches or failure to protect private personal information; attracting and retaining key personnel; and the Company’s ability to manage growth.

These and other important factors discussed under the caption “Risk Factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 15, 2021 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relate to Items 7.01, and shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Frequency Therapeutics, Inc. Corporate Slide Presentation as of December 9, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY THERAPEUTICS, INC.

Date: December 9, 2021	By:	/s/ David L. Lucchino
Name: David L. Lucchino
Title: President and Chief Executive Officer